UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 10, 2004

LIN TV Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31331	05-0501252

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island		02906

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(401) 454-2880

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release Dated May 10, 2004

Item 12. Results of Operations and Financial Condition

     On May 10, 2004, LIN TV Corp. announced that it has updated its financial results for the quarter ended March 31, 2004 to reflect the revision of the cumulative effect of a change in accounting principle. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Form 8-K (including Exhibit 99.1) is considered “filed” under the Securities Exchange Act of 1934 (the “Exchange Act”) and is incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.

Date: May 10, 2004	By:	/s/ WILLIAM A. CUNNINGHAM

	Name:	William A. Cunningham
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 10, 2004